SUPPLEMENT TO:
CALVERT WORLD VALUES FUND, INC.
Calvert Capital Accumulation Fund
Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Emerging Markets Equity Fund
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2015
Date of Supplement: July 22, 2015
Under “Directors and Officers – Board Structure,” delete the third sentence of the third full paragraph on page 26 and replace it with the following:
The Audit Committee oversees Calvert’s High Social Impact Investments program and Fund purchases of Community Investment Notes issued by the Calvert Social Investment Foundation.